UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2008

Discover Card Execution Note Trust

(Exact name of issuing entity of the notes as specified in the charter)

Discover Card Master Trust I

(Exact name of issuing entity of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware	333-141703-02 000-23108 033-54804	51-0020270
(State of Organization)	(Commission File Numbers)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (302) 323-7434

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.05 Securities Act Updating Disclosure

As of March 1, 2008 (the “Addition Date”), Discover Bank, on behalf of the holder of the Seller Certificate, designated certain Discover Card accounts (the “Additional Accounts”) originated by Discover Bank to be added to Discover Card Master Trust I (the “Trust”) as Accounts pursuant to Section 2.10(b) of the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. Capitalized terms used in this Item 6.05 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

The Additional Accounts were selected in a random manner intended to produce a representative sample of all Discover Card accounts not segregated from the Discover Card portfolio as of the Addition Date. Before giving effect to the Additional Accounts, the Receivables in the Accounts totaled $36,666,043,807.63 as of February 29, 2008, and the total number of Accounts was 33,722,706. After giving effect to the Additional Accounts, the Receivables in the Accounts totaled $38,638,342,349.17 on the Addition Date, and the total number of Accounts was 34,984,882. After giving effect to the Additional Accounts, the average account balance was $2,512 (using 15,378,589 active accounts for which cardmembers had a balance, a monetary transaction or authorization within the past month) and the average credit limit was $8,884 on the Addition Date.

We have set forth information below about the Accounts that are part of the Trust. Account information dated as of February 29, 2008, includes the Additional Accounts, except that information relating to minimum monthly payment rates, full balance payment rates and balance reductions does not reflect the performance of the Additional Accounts.

Geographic Distribution. The Accounts that are part of the Trust are not highly concentrated geographically. As of February 29, 2008, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

State	Percentage of Total Receivables
California	9.6%
Texas	8.4%
New York	6.6%
Florida	6.1%
Illinois	5.6%
Pennsylvania	4.9%
Ohio	4.6%
Michigan	3.6%
New Jersey	3.5%
Other States	47.1%

Total	100.0%

Since the largest amounts of outstanding Receivables were with cardholders’ whose billing addresses were in California, Texas, New York, Florida, Illinois, Pennsylvania, Ohio, Michigan and New Jersey, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the receivables.

Credit Limit Information. As of February 29, 2008, the Accounts had the following credit limits:

Credit Limit	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts
Less than or equal to $5,000.00	$4,385,320	11.4%	8,408,690	24.0%
$5,000.01 to $10,000.00	$13,501,390	34.9%	13,402,009	38.3%
$10,000.01 to $15,000.00	$15,623,397	40.4%	11,580,186	33.1%
Over $15,000.00	$5,128,235	13.3%	1,593,997	4.6%

Total	$38,638,342	100.0%	34,984,882	100.0%

Account Balance Information. As of February 29, 2008, the Accounts had the following balances:

Account Balance	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts
Credit Balance	$(37,576)	-0.1%	539,636	1.6%
No Balance	$—	0.0%	20,705,081	59.2%
$0.01 to $5,000.00	$14,612,306	37.8%	10,885,982	31.1%
$5,000.01 to $10,000.00	$15,223,874	39.4%	2,148,333	6.1%
$10,000.01 to $15,000.00	$7,496,409	19.4%	628,306	1.8%
Over $15,000.00	$1,343,329	3.5%	77,544	0.2%

Total	$38,638,342	100.0%	34,984,882	100.0%

Seasoning. As of February 29, 2008, 93.5%, of the Accounts were at least 24 months old. The ages of the Accounts as of February 29, 2008, were distributed as follows:

Age of Accounts	Percentage of Total Accounts	Percentage of Total Receivables
Less than 12 Months	1.9%	4.4%
12 to 23 Months	4.6%	6.1%
24 to 35 Months	4.8%	5.0%
36 to 47 Months	4.1%	4.2%
48 to 59 Months	3.5%	3.3%
60 Months and Greater	81.1%	77.0%

Total	100.0%	100.0%

Delinquency Information. As of February 29, 2008, the Accounts in the trust had the following delinquency statuses:

	Receivables Outstanding ($000’s)	Percentage of Total Receivables
Total Receivables	$38,638,342	100.00%
Receivables Delinquent:
30 to 59 Days	$446,595	1.16%
60 to 89 Days	$339,948	0.88%
90 to 119 Days	$290,654	0.75%
120 to 149 Days	$263,741	0.68%
150 to 179 Days	$248,982	0.64%
180 Days and Greater	$—	0.00%

Total Delinquent	$1,589,920	4.11%

	Number of Accounts	Percentage of Total Accounts
Total Accounts	34,984,882	100.00%
Accounts Delinquent:
30 to 59 Days	81,415	0.23%
60 to 89 Days	55,461	0.16%
90 to 119 Days	44,698	0.13%
120 to 149 Days	38,778	0.11%
150 to 179 Days	35,171	0.10%
180 Days and Greater	—	0.00%

Total Delinquent	255,523	0.73%

Minimum Monthly Payment and Full Balance Payment Rates. Discover Bank calculates the monthly rate of cardmembers that made only the contractual monthly minimum payment due as a percentage of the total accounts as of the beginning of the month. Discover Bank calculates the monthly rate of cardmembers that paid their full balance due as a percentage of the total accounts as of the beginning of the month. The rates below are the average of monthly rates for the two months ended February 29, 2008.

Two Months Ended February 29, 2008
Minimum Monthly Payment Rate	4.34%
Full Balance Payment Rate	14.52%

Balance Reductions. The accounts designated for the master trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the two months ended February 29, 2008, the average monthly balance reduction rate for the accounts designated for the master trust attributable to such returns and cardmember fraud was 0.58%.

Distribution of the Accounts by FICO® Score

FICO® Credit Score Information. A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair, Isaac & Co. Credit to determine the likelihood that credit users will pay their bills. Although Fair, Isaac & Co. Credit discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit. FICO® scores for any one individual may be determined by up to three independent credit bureaus. In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau. Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank. FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair, Isaac & Co. Credit.

FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify. Discover Bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account. Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account. To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter. Because the composition of the accounts designated for the trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the accounts or the composition of the accounts in the trust at any specific time thereafter.

As of February 29, 2008, the Accounts had the following FICO scores:

FICO® Credit Score Range	Receivables Outstanding ($000)	Percentage of Total Receivables
No Score	$325,250	0.84%
Less than 600	$4,945,480	12.80%
600 to 659	$5,581,781	14.45%
660 to 719	$12,572,642	32.54%
720 and above	$15,213,189	39.37%

Total	$38,638,342	100.00%

Performance information, such as summary yield, charge-offs and payment rate is not available for the Additional Accounts prior to the Addition Date. The performance information for the Accounts in the Trust, including the Additional Accounts, will be made available in connection with the Trust’s Form 10-D filings, beginning with the March 2008 distribution period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: March 6, 2008	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial
Officer and Treasurer